UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 31, 2023

 NRX PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38302	82-2844431
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1201 Orange Street, Suite 600 Wilmington, Delaware	19801
(Address of principal executive offices)	(Zip Code)

(484) 254-6134

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NRXP	The Nasdaq Stock Market LLC
Warrants to purchase one share of Common Stock	NRXPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

As previously disclosed in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2023, NRX Pharmaceuticals, Inc. (the “Company”) entered into a Confidential Settlement Agreement and Release, dated July 17, 2023 (the “Settlement Agreement”), by and among NeuroRx, Inc., the Company, GEM Yield Bahamas Limited and GEM Global Yield LLC SCS, pursuant to which the Company would issue an aggregate of 675,676 shares (the “Settlement Shares”) of the Company’s common stock, par value $0.001 per share, to GEM Global Yield LLC SCS (“GEM” or the “selling securityholder”).

On August 31, 2023, the Company issued the Settlement Shares to GEM in a private placement under the terms of the Settlement Agreement and, accordingly, the Company did not receive any proceeds in connection with the issuance of the Settlement Shares.

On August 31, 2023, the Company filed a prospectus supplement (the “Prospectus Supplement”) to its prospectus dated June 21, 2022, which was included in its registration statement on Form S-3 (File No. 333-253835) initially filed on June 9, 2022 and subsequently declared effective on June 21, 2022. The Prospectus Supplement relates to the resale of the Settlement Shares by the selling securityholders.

A copy of the opinion of DLA Piper LLP (US), relating to the validity of the Settlement Shares covered by the Prospectus Supplement, is filed with this Current Report on Form 8-K as Exhibit 5.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
5.1	Opinion of DLA Piper LLP (US)
23.1	Consent of DLA Piper LLP (US) (included in Exhibit 5.1)
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NRX Pharmaceuticals, Inc.

Date: August 31, 2023	/s/ Stephen Willard
Stephen Willard
Acting General Counsel

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